SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

CENTERSTATE BANKS OF FLORIDA, INC.
(Name of Registrant as Specified In Its Charter)

James H. White
(Name of Persons(s) Filing Proxy Statement)

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CENTERSTATE BANKS OF FLORIDA, INC.

March 29, 2002

TO THE SHAREHOLDERS OF
CENTERSTATE BANKS OF FLORIDA, INC.

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Centerstate Banks of Florida, Inc. which will be held at Best Western Admiral’s Inn, 5665 Cypress Gardens Blvd., Winter Haven, Florida 33884, on Tuesday, April 23, 2002 beginning at 10:00 a.m.

     At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders, and also the ratification of the independent auditors. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

James H. White Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2002
INTRODUCTION
ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
OTHER INFORMATION

CENTERSTATE BANKS OF FLORIDA, INC.
7722 STATE ROAD 544 EAST, SUITE 205
WINTER HAVEN, FL 33881

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2002

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Centerstate Banks of Florida, Inc. (“Centerstate”) will be held at Best Western Admiral’s Inn, 5665 Cypress Gardens Blvd., Winter Haven, Florida 33884, on Tuesday, April 23, 2002 beginning at 10:00 a.m. (“2002 Annual Meeting”), for the following purposes:

     1.     Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2003.

     2.     Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as independent auditors for Centerstate for the fiscal year ending December 31, 2002.

     3.     Other Business. To transact such other or further business as may properly come before the 2002 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on February 28, 2002 are entitled to notice of and to vote at the 2002 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2002 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to Centerstate in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of Centerstate an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2002 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

March 29, 2002	James H. White Chairman of the Board and Chief Executive Officer

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
CENTERSTATE BANKS OF FLORIDA, INC.
TO BE HELD ON
APRIL 23, 2002

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Centerstate Banks of Florida, Inc. (“Centerstate”) in connection with the solicitation of proxies by the Board of Directors of Centerstate from holders of the outstanding shares of the $.01 par value common stock of Centerstate (“Centerstate Common Stock”) for use at the Annual Meeting of Shareholders of Centerstate to be held on Tuesday, April 23, 2002, and at any adjournment or postponement thereof (“2002 Annual Meeting”). The 2002 Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2003, (ii) ratify the appointment of independent auditors, and (iii) transact such other or further business as may properly come before the 2002 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of Centerstate knows of no other business that will be presented for consideration at the 2002 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 29, 2002, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of Centerstate on or about March 29, 2002.

     The principal executive offices of Centerstate are located at 7722 State Road 544 East, Suite 205, Winter Haven, Florida 33881. The telephone number of Centerstate at such offices is (863) 419-0833.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of Centerstate has fixed the close of business on February 28, 2002, as the record date for the determination of Centerstate shareholders entitled to notice of and to vote at the 2002 Annual Meeting. Accordingly, only holders of record of shares of Centerstate Common Stock at the close of business on such date will be entitled to vote at the 2002 Annual Meeting. At the close of business on such date, there were 2,818,602 shares of Centerstate Common Stock outstanding and entitled to vote held by approximately 1,000 shareholders of record. Holders of Centerstate Common Stock are entitled to one vote on each matter considered and voted upon at the 2002 Annual Meeting for each share of Centerstate Common Stock held of record at the close of business on February 28, 2002. The affirmative vote of the holders of a plurality of shares of Centerstate Common Stock represented and entitled to vote at the 2002 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of Centerstate Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2002 Annual Meeting and not revoked, will be voted at the 2002 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF CENTERSTATE COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF CENTERSTATE OF THE NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2002 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2002 Annual Meeting by either (i) giving written notice of revocation to the Secretary of Centerstate, (ii) properly submitting to the Secretary of Centerstate a duly executed proxy bearing a later date, or (iii) appearing in person at the

2002 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Centerstate Banks of Florida, Inc., 7722 State Road 544 East, Suite 205, Winter Haven, Florida, Attention: James H. White.

     A copy of the 2001 Annual Report to Shareholders, including financial statements as of and for the years ended December 31, 2001 and 2000, accompanies this Proxy Statement.

ELECTION OF DIRECTORS

General

     The 2002 Annual Meeting is being held to elect directors of Centerstate to serve a one- year term of office. Each director of Centerstate serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the 2002 Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2003.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of Centerstate; a description of his position and offices with Centerstate other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Centerstate Common Stock beneficially owned by the director on February 28, 2002. Each of the following individuals is also serving as a director of either First National Bank of Osceola County, Community National Bank of Pasco County or First National Bank of Polk County, which are wholly-owned subsidiaries of Centerstate. For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount, Percentage and
Nominee, Year First Elected a		Nature of Beneficial
Director, Age and address of	Information About Nominee or	Ownership of Centerstate
5% Shareholder	Director Continuing in Office	Common Stock (a)

James H. White, 76 3 Spencer Shores Haines City, FL 33844 1999	Chairman of the Board and Chief Executive Officer of Centerstate; Chairman of the Board of First National Bank of Polk County, Community National Bank of Pasco County and CenterState Bank of Florida; Director of First National Bank of Osceola County	174,665 (b) 6.17%

Amount, Percentage and
Nominee, Year First Elected a		Nature of Beneficial
Director, Age and address of	Information About Nominee or	Ownership of Centerstate
5% Shareholder	Director Continuing in Office	Common Stock (a)

G. Robert Blanchard, Sr., 75 1999	Chairman and President of WRB Enterprises, Inc. (diversified holding company)	113,240 (c) 4.00%

James H. Bingham, 53 1999	President of Concire Centers, Inc. (commercial real estate company)	43,377 (d) 1.53%

Terry W. Donley, 54 1999	President of Donley Citrus, Inc. (citrus harvesting and production)	23,075 (e) 0.81%

Bryan W. Judge, 74 1999	Self-employed, farming (1994-present); Chief Executive Officer of Judge Farms (1965-1994)	31,428 (f) 1.11%

Samuel L. Lupfer, IV, 46 1999	President of Lupfer-Frakes, Inc. (insurance)	19,080 (g) 0.67%

Ernest S. Pinner, 54 2001	Chairman of First National Bank of Osceola County (January 2002 to present); President (2001 to present) and Executive Vice President (2000 to 2001) of Centerstate; President and Chief Executive Officer of CenterState Bank of Florida (2000 to present); Area President and Senior Vice President of First Union National Bank (1986 to 2000)	4,424 (h) 0.16%

J. Thomas Rocker, 60 1999	Director; Investor	25,353 (i) 0.90%

(a)	Information relating to beneficial ownership of Centerstate Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Centerstate Common Stock set forth opposite their names.

(b)	Consists of 69,910 shares held by his spouse, 35,801 shares held jointly with his spouse, 60,914 shares held as trustee, 4,040 shares held by his IRA, and presently exercisable options for 4,000 shares.

(c)	Includes 107,786 shares held by a company he owns, and 5,050 shares held as trustee.

(d)	Includes 22,472 shares held as trustee, 808 shares held jointly with his spouse, 202 shares held by his spouse, and 800 shares held by a company he controls.

(e)	Includes 800 shares held by his minor child.

(f)	Includes 31,028 shares held jointly with his spouse.

(g)	Includes 17,650 shares held jointly with his spouse and 20 shares held by his child.

(h)	Includes presently exercisable stock options for 4,000 shares.

(i)	Includes 8,667 shares held by his spouse, 4,050 shares held jointly with his spouse, and 4,050 shares held by his IRA.

Information About the Board of Directors and Its Committees

     The Board of Directors of Centerstate held five meetings during the year ended December 31, 2001. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. Centerstate’s Board of Directors presently has four committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2001 follows:

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2001.

     The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Rocker (Chairman), Blanchard and Judge. The committee held five meetings during 2001.

     The Loan Committee is responsible for reviewing and approving credit requests in excess of certain limits established for the respective Boards of Directors of the Banks. The members of this committee consist of Messrs. Bingham, Donley and Judge. The committee held six meetings during 2001.

     For information regarding Centerstate’s Audit Committee, see “Audit Committee Report.”

     Directors of Centerstate and the Banks receive $300 for each board meeting, $200 for each committee meeting not held on a board day ($100 if held on a board day), and $50 for each telephonic committee meeting.

Executive Officers

     The following lists the executive officers of Centerstate, all positions held by them in Centerstate, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows Centerstate’s annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers

James H. White, 76	Chairman of Board and Chief Executive Officer of Centerstate; Chairman of the Board of First National Bank of Polk County, Community National Bank of Pasco County; and CenterState Bank of Florida; Director of First National Bank of Osceola County

G. Robert Blanchard, Sr., 75	Vice Chairman of the Board of Centerstate; President and Chief Executive Officer of WRB Enterprises, Inc. (diversified holding company); Chairman of The Bank of Tampa (1984 to 1999)

Executive Officers	Information About Executive Officers

Ernest S. Pinner, 54	Chairman of First National Bank of Osceola County (January 2002 to present); President (2001 to present) and Executive Vice President (2000 to 2001) of Centerstate; President and Chief Executive Officer of CenterState Bank of Florida (2000 to present); Area President and Senior Vice President of First Union National Bank (1986 to 2000)

George H. Carefoot, 58	Treasurer of Centerstate; President and Chief Executive of First National Bank of Polk County

James J. Antal, 50	Senior Vice President, Chief Financial Officer and Secretary of Centerstate (November 1999 to present); self-employed certified public accountant (November 1998 to November 1999); Senior Vice President, Chief Financial Officer and Treasurer of Trumbull Savings and Loan Company (August 1992 to November 1998)

Management and Principal Stock Ownership

     As of February 28, 2002, based on available information, all directors and executive officers of Centerstate as a group (10 persons) beneficially owned 480,962 shares of Centerstate Common Stock which constituted 17% of the number of shares outstanding at that date. To the knowledge of Centerstate, the only shareholder (other than Mr. James H. White) who owned more than 5% of the outstanding shares of Centerstate Common Stock on February 28, 2002 was Lawrence W. Maxwell of 500 South Florida Avenue, Lakeland, Florida 33801, who owned 151,303 shares (or 5.37%).

Executive Compensation and Benefits

     The following table sets forth all cash compensation for Centerstate’s Chairman and Chief Executive Officer, and its Senior Vice President, Chief Financial Officer and Corporate Secretary for services to Centerstate and the Banks in 2001.

SUMMARY COMPENSATION TABLE

								Long Term Compensation

	Annual Compensation					Awards		Payouts
Name
and				Other		Restricted
Principal				Annual		Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation		Award(s)	SARs	Payouts	Compensation

James H. White	2001	$36,500	$3,120	$5,400	(1)	-0-	-0-	-0-	$-0-
Chairman and Chief	2000	$30,000	$-0-	$9,575	(1)	-0-	-0-	-0-	$-0-
Executive Officer
James J. Antal	2001	$94,000	$10,620	$5,223	(2)	-0-	-0-	-0-	$4,296 (3)
Senior Vice President,	2000	$90,000	$10,000	$1,800	(2)	-0-	-0-	-0-	$-0-
Chief Financial Officer and Corporate Secretary

(1)	Represents director fees

(2)	Represents 401(k) employer contribution.

(3)	Represents country club dues paid by Centerstate.

     Stock Option Plan. Prior to the July 1, 2000 formation of Centerstate, each of its three subsidiary banks had its own separate employee stock option plan. At July 1, 2000, the outstanding options under these plans were converted to Centerstate options at each bank’s respective exchange ratio. At December 31, 2001, there were 40,666 such options remaining, with an average exercise price of $7.65 per share. These options have a weighted average remaining life of approximately two years, with the last options terminating in 2008.

     Centerstate adopted a new stock option plan in connection with its formation which authorizes the issuance of options for 365,000 shares. At December 31, 2001, options for an aggregate of 118,370 shares of Centerstate Common Stock were outstanding. The weighted average exercise price of these options is $12.91 per share. The outstanding options terminate in 2011. The options vest over a three year period from the date of grant. The following table provides information on option grants in 2001 to each of the named executive officers.

Individual Grants

	Number of
	Securities
	Granted to	% of Total Options
	Underlying Options	Employees in	Exercise Price
Name	Granted (1)	Fiscal Year	($/Share)	Expiration Date (2)

James H. White	16,000	13.5%	$12.81	April 2, 2011
James J. Antal	10,000	8.4%	$12.81	April 2, 2011

(1)	The options are exercisable in increments of 25% commencing on the date of the grant and each anniversary thereafter.

(2)	Options must be exercised within 10 years after the date of grant subject to earlier termination as provided in the stock option plan.

     The following table provides information on the values of each named executive officer’s unexercised options at December 31, 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	in-the-Money
	Shares		Options/SARs	Options/SARs
	Acquired		at FY-End (#)	at FY-End($)
	on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

James H. White	—	—	4,000/12,000	$16,500/$49,680
James J. Antal	—	—	2,500/7,500	$10,350/$31,050

     Change in Control Provisions. Centerstate has adopted resolutions that provide for payments to its executive officers, as well as the executive officers of its subsidiary banks, if within one year following a change in control (as defined in the resolutions), the employment of the executive is terminated (i) by Centerstate or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, or (ii) by the executive for good reason (as defined). In such circumstances, the executive is entitled to receive a lump sum cash amount (subject to applicable payroll and taxes required to be withheld) equal to two times the current annual base salary (in the case of Centerstate executive officers and the president and chief executive officers of Centerstate’s subsidiary banks) and one times the annual base salary in the case of all other executive officers. The executives also are entitled to the foregoing amounts if the employment is terminated (i) by the executive for good reason (as defined) or (ii) Centerstate or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, and the termination occurs after the first anniversary of the change in control. These payments to the executive after the first anniversary of a change in control are reduced by one-sixth for each three months of employment of the executive by Centerstate or its subsidiary bank subsequent to such first anniversary of the change in control. In addition to the foregoing payments, the executive is entitled to reimbursement for COBRA health insurance coverage.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of Centerstate’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by Centerstate’s policy. The Audit Committee held three meetings in 2001.

     The responsibilities of the Audit Committee include recommending to the Board an auditing firm to serve as Centerstate’s independent auditors. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Centerstate’s management, Centerstate’s internal audit personnel and the independent auditors regarding the following:

•	the plan for, and the independent auditors’ report on, each audit of Centerstate’s financial statements

•	changes in Centerstate’s accounting practices, principles, controls or methodologies, or in Centerstate’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that Centerstate’s financial statements be included in Centerstate’s annual report. The Committee took a number of steps in making this recommendation for 2001. First, the Audit Committee discussed with Centerstate’s independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Centerstate management and the auditors, Centerstate’s audited consolidated balance sheets at December 31, 2001 and 2000, and the related consolidated statements of income, stockholders’ equity, and cash flows for each for the years in the two-year period ended December 31, 2001. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that Centerstate’s Annual Report on Form 10-KSB include these financial statements.

Audit Committee

G. Robert Blanchard Samuel L. Lupfer, IV, Chairman J. Thomas Rocker

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP as its independent auditors for the fiscal year ending December 31, 2002, subject to ratification by Centerstate shareholders. KPMG LLP has served as independent auditors for Centerstate since 1999. A representative of the accounting firm is expected to be present at the Annual Meeting, where he or she will be available to respond to questions and, if so desired, to make a statement.

Audit Fees

     The aggregate fees billed for professional services by KPMG LLP in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in Centerstate’s quarterly filings with the Securities and Exchange Commission were $87,400.

Other Fees

     The aggregate fees billed for all other professional services by KPMG LLP was $36,550 (for tax related work).

     The Board of Directors recommends a vote FOR the proposal to ratify the appointment of KPMG LLP as independent auditors.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of shareholders of Centerstate intended to be presented at the 2003 Annual Meeting of Shareholders must be received by Centerstate at its principal executive offices on or before December 1, 2002, in order to be included in Centerstate’s Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of Centerstate, and persons who beneficially own more than 10% of Centerstate Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish Centerstate with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, Centerstate believes that, during 2001, all filing requirements applicable to reporting persons were met.

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the 2002 Annual Meeting will be paid by Centerstate. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of Centerstate in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of Centerstate Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of Centerstate does not know of any matters to be brought before the 2002 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2002 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, Centerstate will furnish to such person without charge (other than for exhibits) a copy of Centerstate’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Centerstate Banks of Florida, Inc., 7722 State Road 544 East, Suite 205, Winter Haven, FL 33881, Attention: James J. Antal.

CENTERSTATE BANKS OF FLORIDA, INC.
REVOCABLE PROXY
ANNUAL MEETING, APRIL 23, 2002

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2002.

     The undersigned hereby appoints James H. White, G. Robert Blanchard, Sr., and George H. Carefoot, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Centerstate Banks of Florida, Inc. (“Centerstate”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Best Western Admiral’s Inn, 5665 Cypress Gardens Blvd., Winter Haven, Florida 33884, on Tuesday, April 23, 2002, at 10:00 a.m., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW AND RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS

☐	FOR the election of directors of all nominees listed below (except as marked to the contrary below)	or ☐	WITHHOLD AUTHORITY to vote for all nominees listed below

JAMES H. WHITE	G. ROBERT BLANCHARD, SR	JAMES H. BINGHAM
TERRY W. DONLEY	BRYAN W. JUDGE	SAMUEL L. LUPFER IV
J. THOMAS ROCKER	ERNEST S. PINNER

(INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual’s name)

2.	RATIFICATION OF APPOINTMENT OF KPMG LLP TO SERVE AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.
Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES ____________________

DATED: __________________, 2002

Signature

Signature if held jointly

Please print or type your name

☐Please mark here if you intend to attend the 2002 Annual Meeting of Shareholders.